UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2019

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure

On September 17, 2019, Leap Therapeutics, Inc. (the “Company”) issued a press release confirming that it would be presenting at the 2019 International Gynecologic Cancer Society Annual Global Meeting (the “IGCS Conference”) on September 20, 2019 in Rio de Janeiro, Brazil and furnishing a copy of the corporate poster presentation containing updated clinical data from its ongoing Phase 2 clinical trial of DKN-01 in patients with advanced gynecological malignancies (the “September 20 Presentation”) which the Company intends to present at the IGCS Conference.  This Current Report on Form 8-K (this “Report”) is being furnished solely to satisfy the Company’s obligations under Regulation FD as the September 20 Presentation was inadvertently made available on the IGCS Conference website in advance of the IGCS Conference.  A copy of the press release, along with a link to the September 20 Presentation, is attached hereto as Exhibit 99.1.

This information is being furnished pursuant to Item 7.01 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release of Leap Therapeutics, Inc. dated September 17, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: September 17, 2019	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Financial Officer, General Counsel, Treasurer and Secretary

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